Exhibit 99.1

Nature’s Miracle Holding Inc. Appoints New Chief Financial Officer and Chief Operating Officer

ONTARIO, Calif., Dec. 3, 2024 /PRNewswire/ -- Nature’s Miracle Holding Inc. (NASDAQ: NMHI) (“Nature’s Miracle” or the “Company”), a leader in vertical farming technology and infrastructure, announced today that Daphne Y. Huang has been appointed Chief Financial Officer and George Yutuc, has stepped down from serving as Chief Financial Officer (CFO) and will now serve as the Company’s Chief Operating Officer (COO). These strategic leadership appointments aim to advance the Company’s long-term growth strategy and enhance operational efficiency.

Ms. Daphne Y. Huang brings over two decades of financial and operational leadership experience spanning the healthcare, pharmaceutical, manufacturing, IT backed-logistics, artificial intelligence (AI), and financial services sectors. Ms. Huang served as Chief Financial Officer at Gorilla Technology Group Inc., a Nasdaq-listed company providing global Edge AI security solutions, from July 2022 to August 2024. From August 2021 to July 2022, she was the Chief Financial Officer of GoFor Industries Inc., a fast-growing IT platform enabled last mile logistics company operating in Canada and the United States. Between April 2020 and August 2021, Ms. Huang served as Chief Financial Officer and Chief Accounting Officer at Taro Pharmaceutical Industries Ltd., a multinational pharmaceutical company listed on NYSE. Prior to that, she held the role of Chief Financial Officer and Interim Chief Operating Officer at Humanwell USA LLC / PuraCap International LLC, a global pharmaceutical company, from June 2016 to April 2020. Earlier in her career, Ms. Huang served as a Senior Portfolio Manager in the Middle Market Banking Group at HSBC Bank from 2015 to 2016. From 2009 to 2015, she was the Chief Financial Officer at Lihua International, Inc., a Nasdaq-listed manufacturing and distribution company. Ms. Huang also held roles in debt capital markets as Vice President at GE Capital Markets, Inc. from 2003 to 2009 and as Senior Associate at Fleet Securities, Inc. (now acquired by Bank of America) from 2000 to 2002. Mr. Huang was the Senior Auditor in Capital Markets Group at PricewaterhouseCoopers LLP from 1997 to 2000. Ms. Huang is a licensed Certified Public Accountant and earned her Master of Business Administration in Finance/Management/International Business from New York University’s Leonard N. Stern School of Business in 2000. She received her Bachelor of Business Administration in Accounting from Baruch College, City University of New York, in 1995.

Mr. George Yutuc served as the Company’s Chief Financial Officer until December 1, 2024 and became the Company’s Chief Operating Officer on December 1, 2024. From 2021 to 2023 he consulted with major private equity firms and a top strategy firm in the field of packaging, single use restaurant supplies, manufacturing in California and evaluating industry targets. From 2019 to 2021 he was CFO of Karat Packaging, a manufacturer and distributor of paper and plastic cups, “to go” boxes and related supplies. The Company went from a privately-held $175 million company to a $300 million revenue Nasdaq-listed company during this time. Between 2001 and 2018 he served as CFO or controller in fast-growth companies including EbrokerCenter, Jet Aerospace, ScribeRight and Casestack. Prior to 2001, he held key positions as an audit manager, senior manager and director of corporate finance at CPA firm Deloitte & Touche from 1996 to 2001. George earned his Bachelor of Arts degree and MBA from the University of California, Los Angeles. He has served as a part-time adjunct instructor in Business Acquisitions and Finance at his alma mater from 2005 to 2020.

Mr. James Li, Chairman and CEO of Nature’s Miracle, commented, “We are thrilled to enhance our executive team with Daphne’s financial expertise. Her extensive financial acumen and achievements in driving growth and efficiency will be invaluable as we continue to execute our strategic vision. We also extend our gratitude to Mr. George Yutuc for his outstanding contributions as CFO and are excited about his continued leadership as COO. These appointments signify a crucial step in aligning our leadership with the Company’s growth strategy. Daphne’s proven track record in driving strategic financial initiatives, combined with George’s experience in scaling operations, positions us for success in the next chapter of our journey.”

Ms. Daphne Y. Huang, CFO of Nature’s Miracle, stated, “I am honored to join Nature’s Miracle at such an exciting time. The Company’s dedication to strategic diversification in this ever-evolving industry is truly remarkable. I look forward to working with the team to build on its achievements and drive continued success.”

Mr. George Yutuc, COO of Nature’s Miracle, added, “It is a privilege to transition into this role and help shape the operational excellence of Nature’s Miracle. I am eager to collaborate with our talented team to optimize processes, improve efficiencies, and drive long-term value creation.”

About Nature’s Miracle Holding Inc.

Nature’s Miracle (www.Nature-Miracle.com) is a growing agriculture technology company providing equipment and services to growers in the Controlled Environment Agriculture (“CEA”) industry which also includes vertical farming in North America. Nature’s Miracle offers hardware to design, build and operate various indoor growing settings including greenhouse and indoor-growing spaces. Nature’s Miracle, through its two wholly-owned subsidiaries (Visiontech Group, Inc. and Hydroman, Inc.), provides grow lights as well as other hydroponic products to hundreds of indoor growers in North America.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “will,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example: the intended use of proceeds from the offering; successful launch and implementation of Nature’s Miracle’s joint projects with manufacturers and other supply chain participants of steel, rubber and other materials; changes in Nature’s Miracle’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; Nature’s Miracle’s ability to develop and launch new products and services; Nature’s Miracle’s ability to successfully and efficiently integrate future expansion plans and opportunities; Nature’s Miracle’s ability to grow its business in a cost-effective manner; Nature’s Miracle’s product development timeline and estimated research and development costs; the implementation, market acceptance and success of Nature’s Miracle’s business model; developments and projections relating to Nature’s Miracle’s competitors and industry; and Nature’s Miracle’s approach and goals with respect to technology. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing views as of any subsequent date, and no obligation is undertaken to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: the ability to maintain the listing of the Company’s shares on Nasdaq; changes in applicable laws or regulations; the effects of the coronavirus (COVID-19) and any future outbreaks on Nature’s Miracle’s business; the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities; the risk of downturns and the possibility of rapid change in the highly competitive industry in which Nature’s Miracle’s operates; the risk that Nature’s Miracle’s and its current and future collaborators are unable to successfully develop and commercialize Nature’s Miracle’s products or services, or experience significant delays in doing so; the risk that the Company may never achieve or sustain profitability; the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the Company experiences difficulties in managing its growth and expanding operations; the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; the risk that Nature’s Miracle’s is unable to secure or protect its intellectual property; the possibility that Nature’s Miracle’s may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described in Nature’s Miracle’s filings from time to time with the SEC.

Contacts

Daphne Y. Huang

Chief Financial Officer

Email: daphne.huang@nature-miracle.com

Ascent Investors Relations LLC

Tina Xiao

Phone: +1-646-932-7242

Email: investors@ascent-ir.com